Fees Summary	Feb. 03, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,849,257.75
Previously Paid Amount	0
Total Fee Amount	2,050.68
Total Offset Amount	0
Net Fee	$ 2,050.68